UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

August 30, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 3.02 Unregistered Sale of Equity Securities

Conversion of Promissory Notes Issued in Private Placement

From July 13, 2022 through August 30, 2022, the Company issued convertible promissory notes to certain investors (the “Investor Notes”) in the aggregate amount of $1,531,500. Pursuant to the terms of the Investor Notes, if the stockholders approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of up to 15,000,000 of the Company’s common stock upon the conversion of the Investor Notes, without giving effect to Nasdaq’s 20% Rule, the Investor Notes are to be automatically converted into units consisting of one share of common stock and one warrant to purchase one share of common stock at a price equal to the lesser of (a) $0.55 per unit or (b) the three-day volume weighted average closing price (“VWAP”) of the Company’s common stock beginning on the date that is two days prior to stockholder approval of such conversion at the 2022 annual stockholder meeting.

At the annual stockholder meeting held on August 30, 2022, the Company obtained the requisite stockholder approval, and the Investor Notes comprised of $1,531,500 and $8,099 in interest, were automatically converted into an aggregate of 4,920,172 units based on a conversion price of $0.3182 – the three-day VWAP of the Company’s common stock beginning on the date that is two days prior to stockholder approval of such conversion at the 2022 annual stockholder meeting. Each warrant issued upon the conversion of the Investor Notes is exercisable at a price of $0.3182. For this sale of securities, no general solicitation was used, no commissions were paid, all persons were accredited investors, and the Company relied on the exemption from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering. A Form D will be filed with the SEC within 15 days of the conversion of the Investor Notes.

See Item 5.07 for further information regarding the stockholder approval of the issuance of shares upon conversion of the Investor Notes at the annual stockholders’ meeting of Gaucho Group Holdings, Inc. (the “Company”) held on August 30, 2022.

Non-Executive Director Compensation

On August 30, 2022, Gaucho Group Holdings, Inc. (the “Company”), issued a total of 30,810 shares at $0.807 per share to Dr. Steven Moel and Mrs. Edie Rodriguez as compensation for service as members of the Board of Directors of the Company (the “Board”) for the second half of 2022. On August 11, 2022, the Company issued restricted stock units (“RSUs”) to all non-executive directors as compensation for service as members of the Board for the second half of 2022. The RSUs vested on the earlier of December 31, 2022 or pro rata to termination of service as a director. At the Company’s annual stockholder meeting held on August 30, 2022, Dr. Moel’s and Mrs. Rodriguez’s terms expired, and neither was re-elected. As a result, Dr. Moel’s and Mrs. Rodriguez’s service as directors terminated effective as of August 30, 2022, and their RSUs vested pro rata as of such date.

For this sale of securities, no general solicitation was used, no commissions were paid, all persons were accredited investors, and the Company relied on the exemption from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering.

See Item 5.02 for further information regarding the departure of certain directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors of the Company on July 1, 2022, the Board of Directors, at the recommendation of the Nominating Committee, voted to reduce the number of members on the Board of Directors from seven directors to five directors. As a result of this decrease, only two of the four Class I directorships will continue after the expiration of the current term at the annual stockholders’ meeting held on August 30, 2022. Effective as of the adjournment of the annual stockholders meeting held on August 30, 2022, the Board of Directors is comprised of five directors – Mr. Reuben Cannon (Class I Director), Mr. Marc Dumont (Class I director), Mr. Peter Lawrence (Class II Director), Mr. Scott Mathis (Class II Director), Mr. Bill Allen (Class III Director).

See Item 5.07 for further information regarding the election of directors and approval of the amendment of the Company’s 2018 Equity Incentive Plan at the annual stockholders’ meeting of Gaucho Group Holdings, Inc. (the “Company”) held on August 30, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company convened its 2022 Annual Stockholder Meeting (the “Meeting”) virtually on August 30, 2022 at 12:00 p.m. Eastern Time. A quorum was present for the Meeting.

At the Meeting, six proposals were submitted to the stockholders for approval as set forth in the definitive 2022 Proxy Statement as filed with the SEC on July 21, 2022. As of the record date, July 7, 2022, a total of 17,256,335 shares of common stock of the Company were issued and a total of 17,252,966 shares of common stock were outstanding and entitled to vote. The holders of record of 11,032,636 shares of common stock were present in person or represented by proxy at said meeting for a total of 11,032,636 votes represented at the meeting. Such amount represented 63.95% of the shares entitled to vote at such meeting.

At the Meeting, the stockholders approved all six proposals submitted. The votes on the proposals were cast as set forth below:

1.	Proposal No. 1 – Election of directors. The stockholders elected the director nominees presented to the stockholders – Reuben Cannon and Marc Dumont – to serve a three-year term as Class I directors until their successors are elected and qualified.

Name	Shares FOR	WITHHOLD Authority To Vote	Broker Non- Vote
Class I Director — Reuben Cannon	7,741,912	529,718	2,761,006
Class I Director — Marc Dumont	7,773,690	497,940	2,761,006

2.	Proposal No. 2 – Reverse Stock Split. The stockholders approved the grant to the Board of Directors of discretion on or before June 30, 2023, to implement a reverse stock split of the outstanding shares of common stock in a range of one-for-two up to one-for-twenty.

Shares FOR	Shares AGAINST	ABSTAIN
10,353,494	663,431	15,711

3.	Proposal No. 3 – Amendment of 2018 Equity Incentive Plan. The stockholders approved the amendment to the 2018 Equity Incentive Plan thereby increasing the number of shares available for awards under the plan to 25% of our common stock outstanding on a fully diluted basis as of the date of stockholder approval.

Shares FOR	Shares AGAINST	ABSTAIN	Broker Non- Vote
7,247,903	1,018,688	5,039	2,761,006

4.	Proposal No. 4 – Issuance of Shares upon Conversion of Private Placement Notes. The stockholders approved the issuance of up to 15,000,000 shares of our common stock upon the conversion of convertible promissory notes issued in a private placement.

Shares FOR	Shares AGAINST	ABSTAIN	Broker Non- Vote
7,663,205	561,505	46,920	2,761,006

5.	Proposal No. 5 – Issuance of Shares upon Conversion of Convertible Promissory Notes. The stockholders approved the issuance of up to 10,000,000 shares of our common stock pursuant to that certain Securities Purchase Agreement dated November 3, 2021.

Shares FOR	Shares AGAINST	ABSTAIN	Broker Non- Vote
7,660,187	546,307	65,136	2,761,006

6.	Proposal No. 6 – Approval of Auditor. The stockholders ratified and approved Marcum, LLP as the Company’s independent registered accounting firm for the year ended December 31, 2022.

Shares FOR	Shares AGAINST	ABSTAIN
10,779,193	232,536	20,907

Item 7.01 Regulation FD Disclosure.

For a recording of the 2022 Annual Stockholder’s Meeting which includes commentary by the Company’s President and CEO, Scott Mathis, please see: https://www.cstproxy.com/gauchogroupholdings/2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 2nd day of September, 2022.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO